UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2014

ACADIA REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	1‑12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 288-8100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On and effective April 29, 2014, the Board of Trustees of Acadia Realty Trust, referred to herein as the Company, approved an amendment to the Company’s Amended and Restated Bylaws. The following is a summary of the change effected by adoption of the amendment to the Company’s Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amendment No. 1 to Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

ARTICLE II. MEETINGS OF SHAREHOLDERS.

Procedures for Calling and Holding Special Shareholders Meetings. The amended Bylaws decrease the threshold required for shareholders to request a special meeting from a majority to 40% of all the votes entitled to be cast at the meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.
The following exhibit is filed herewith:
EXHIBIT NO.        DESCRIPTION OF EXHIBITS

3.1	Amendment No. 1 to Amended and Restated Bylaws of Acadia Realty Trust, as adopted on April 29, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

By: /s/ Jonathan Grisham
Name: Jonathan Grisham
Title: Sr. Vice President and Chief Financial Officer

Date: April 29, 2014